Ariel Investment Trust

October 4, 2013

On behalf of Ariel Investments Trust (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated September 30, 2013, to the Prospectus and Statement of Additional Information for Ariel International Fund and Ariel Global Fund, which was filed pursuant to Rule 497(e) on September 26, 2013.  The purpose of this filing is to submit the 497(e) filing dated September 26, 2013 in XBRL format for Ariel International Fund and Ariel Global Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE